SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 23, 2004


                               FirstBank NW Corp.
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             (Exact name of registrant as specified in its charter)


        Washington                     0-22435                84-1389562
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State or other jurisdiction          Commission           (I.R.S. Employer
     of incorporation                File Number         Identification No.)



1300 16th Avenue, Clarkston, Washington                               99403
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number (including area code)  (509) 295-5100

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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        (c)  Exhibit 99.1  FirstBank NW Corp. press release dated July 22, 2004.


Item 12.   Results of Operations and Financial Condition.
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         On July 22, 2004, FirstBank NW Corp. issued its earnings for the first quarter ended June 30, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.




                                      * * *


                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       FIRSTBANK NW CORP.



Date: July 23, 2004                    By: /s/ CLYDE E. CONKLIN
                                           -------------------------------------
                                           Clyde E. Conklin
                                           President and Chief Executive Officer

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

                                  Exhibit 99.1

            Press Release for FirstBank NW Corp. dated July 22, 2004.


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